Summary Prospectus Supplement

March 5, 2021

Morgan Stanley Institutional Fund, Inc.

Supplement dated March 5, 2021 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 30, 2020, as amended May 11, 2020

Global Opportunity Portfolio (the "Fund")

Morgan Stanley Investment Management Inc. (the "Adviser") has entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Company (the "Sub-Adviser") with respect to the Fund; accordingly, references in the Summary Prospectus to the Adviser, when used in connection with its activities as investment adviser, include the Sub-Adviser acting under its supervision. The Summary Prospectus is hereby amended as follows:

The following is hereby added as the second paragraph of the section of the Summary Prospectus entitled "Fund Management":

Sub-Adviser. Morgan Stanley Investment Management Company.

The section of the Summary Prospectus entitled "Fund Management—Portfolio Managers" is hereby deleted and replaced with the following:

Portfolio Managers. The Fund is managed by members of the Global Opportunity team. Information about the member primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser/Sub-Adviser	Date Began Managing Fund*
Kristian Heugh	Managing Director of the Sub-Adviser	Since inception

*  Mr. Heugh served as portfolio manager of the Predecessor Fund since it commenced operations in 2008.

Please retain this supplement for future reference.

  IFIGOSUMPROSPT